SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: September 30, 2005

AVATECH SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31265	84-1035353
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

10715 Red Run Boulevard, Suite 101, Owings Mills, Maryland 21117

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (410) 581-8080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On September 28, 2005, Avatech Solutions, Inc. issued a press release setting forth its results for its quarter and fiscal year ended June 30, 2005. A copy of the press release is attached hereto as Exhibit 99. The information contained in this Item 2.02 and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission (“SEC”) and shall not be deemed to be incorporated by reference into any of the Company’s filings with the SEC under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits. The following exhibit is furnished with this report:

Exhibit 99— Press release dated September 28, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on September 30, 2005.

AVATECH SOLUTIONS, INC.

By:	/s/ Lawrence Rychlak
Lawrence Rychlak
Vice President & Chief Financial Officer